NET LOSS (GAIN) ON DISPOSITION OF ASSETS, EARLY RETIRMENT AND OTHER IMPAIRMENT AND EXIT CHARGES	12 Months Ended
Dec. 29, 2012
NET LOSS (GAIN) ON DISPOSITION OF ASSETS, EARLY RETIRMENT AND OTHER IMPAIRMENT AND EXIT CHARGES [Abstract]
NET LOSS (GAIN) ON DISPOSITION OF ASSETS, EARLY RETIRMENT AND OTHER IMPAIRMENT AND EXIT CHARGES
D.	NET LOSS (GAIN) ON DISPOSITION OF ASSETS, EARLY RETIRMENT AND OTHER IMPAIRMENT AND EXIT CHARGES

We have long-lived assets that consist of certain vacant land and facilities we closed to better align manufacturing capacity with the current business environment.  The fair values were determined based on broker assessments of value, appraisals or recent offers to acquire assets.  These and other idle assets were evaluated based on the requirements of ASC 360, which resulted in impairment and other exit charges included in "Net loss (gain) on disposition of assets, early retirement and other impairment and exit charges" for the years ended December 29, 2012, December 31, 2011 and December 25, 2010, respectively.

In the second quarter of 2012, we sold certain real estate in Fontana, CA for approximately $12.1 million and recognized a pre-tax gain of approximately $7.2 million and included in the Western Division segment.

On June 20, 2011 our chief executive officer resigned and we entered into a consulting and non-competition agreement with him.  We accrued for the present value of the future payments under the agreement totaling $2.6 million in June 2011.